UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#46-5622433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 2, 2014, Ohr Pharmaceutical, Inc. (the “Company” or “Ohr”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that the Company completed the acquisition of certain assets of SKS Ocular, LLC (“SKS Parent”), and SKS Ocular 1, LLC (“SKS 1” and SKS Parent referred to herein as “SKS”), including licenses, patents and contracts relating to micro-fabrication polymer-based sustained delivery platforms related to ocular therapeutics and dry age-related macular degeneration animal models, together with biomarkers to support such models, on May 30, 2014. This Current Report on Form 8-K/A amends the Original Form 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Consolidated Financial Statements of SKS as of and for the years ended December 31, 2013 and 2012, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The Unaudited Consolidated Financial Statements of SKS as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Condensed Financial Statements of Ohr and SKS are included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference:

i. Unaudited Pro Forma Consolidated Condensed Balance Sheets as of March 31, 2014.

ii. Unaudited Pro Forma Consolidated Condensed Statements of Operations for the six months ended March 31, 2014 and for the year ended September 30, 2013.

iii. Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K/A:

Number	Description

Exhibit 99.1	Audited Consolidated Financial Statements of SKS as of and for the years ended December 31, 2013 and 2012.

Exhibit 99.2	Unaudited Consolidated Financial Statements of SKS as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.

Exhibit 99.3	Unaudited Pro Forma Consolidated Condensed Financial Statements of Ohr as of and for the six months ended March 31, 2014 and as of the year ended September 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

By: /s/ Irach Taraporewala

Dr. Irach Taraporewala, President and CEO

Dated: August 12, 2014

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